Business developments - Subsequent events (Details 4) - CHF (SFr) SFr in Millions	1 Months Ended	12 Months Ended
	Mar. 31, 2022	Dec. 31, 2021
Pending Litigation
Subsequent Event [Line Items]
Increases in litigation accruals		SFr 1,541
Subsequent Event | Loss Contingency, Russia Invasion Ukraine [Member]
Subsequent Event [Line Items]
Subsequent Event, Description	Russia’s invasion of Ukraine In late February 2022, the Russian government launched a military attack on Ukraine. In response to Russia’s military attack, the US, EU, UK, Switzerland and other countries across the world imposed severe sanctions against Russia’s financial system and on Russian government officials and Russian business leaders. The sanctions included limitations on the ability of Russian banks to access the SWIFT financial messaging service and restrictions on transactions with the Russian central bank. The Russian government has also imposed certain countermeasures, which include restrictions relating to foreign currency accounts and security transactions. These measures followed earlier sanctions that had already been imposed by the US, EU and UK in 2021 in response to alleged Russian activities related to Syria, cybersecurity, electoral interference and other matters. The Group is assessing the impact of the sanctions already imposed, and potential future escalations, on its exposures and client relationships. As of December 31, 2021, the Group had a net credit exposure to Russia of approximately CHF 0.8 billion primarily comprised of corporate and institutional loans, trade finance activities and derivative exposures. In addition, its Russian subsidiaries had a net asset value of approximately CHF 0.2 billion as of December 31, 2021. As of March 7, 2022, the Group had minimal total credit exposures towards specifically sanctioned individuals managed by its Wealth Management division. The Group is currently monitoring settlement risk on certain open transactions with Russian counterparties, and market closures, the imposition of exchange controls, sanctions or other actions may limit our ability to settle existing transactions or realize on collateral, which could result in unexpected increases in exposures. The Group notes that these recent developments may affect its financial performance, including credit loss estimates and potential asset impairments, albeit given the early stage of these developments, it is not yet possible to estimate the size of any reasonably possible losses.
Credit Suisse International [Member] | Subsequent Event | Loss Contingency, Stadtwerke Munchen [Member]
Subsequent Event [Line Items]
Subsequent Event, Description	Litigation settlement In March 2022, Credit Suisse International reached a settlement related to a legacy litigation brought by Stadtwerke München GmbH and the parties will shortly apply to the court to have all proceedings against Credit Suisse discontinued. As a result, the Group increased its 2021 litigation provision by CHF 78 million in the Corporate Center and decreased its estimate of the aggregate range of reasonably possible losses not covered by existing provisions from zero to CHF 1.6 billion to zero to CHF 1.5 billion.
Increases in litigation accruals	SFr 78